UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

Dominion Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Canal Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Dominion Energy held its 2026 Annual Meeting on May 5, 2026. Results of items presented for voting are listed below.

Each of the Company’s 11 director nominees was elected to serve on the Board of Directors of Dominion Energy until the next annual meeting and until his or her respective successor has been duly elected or appointed and qualified. The votes for each nominee were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-vote
James A. Bennett	655,544,004	19,003,078	1,326,277	90,540,397
Robert M. Blue	649,968,481	24,566,188	1,338,690	90,540,397
D. Maybank Hagood	662,529,641	11,953,550	1,390,168	90,540,397
Mark J. Kington	650,819,445	23,665,124	1,388,790	90,540,397
Kristin G. Lovejoy	669,630,757	4,960,606	1,281,996	90,540,397
Jeffrey J. Lyash	669,758,052	4,737,884	1,377,423	90,540,397
Joseph M. Rigby	662,735,624	11,758,447	1,379,288	90,540,397
Pamela J. Royal, M.D.	645,065,088	29,542,654	1,265,617	90,540,397
Robert H. Spilman, Jr.	649,052,874	25,413,449	1,407,036	90,540,397
Susan N. Story	665,679,596	8,909,743	1,284,020	90,540,397
Vanessa Allen Sutherland	664,176,332	10,368,824	1,328,203	90,540,397

Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers (“Say on Pay”). The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
640,988,270	31,936,761	2,948,328	90,540,397

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by shareholders as follows:

Votes For	Votes Against	Votes Abstained
730,826,642	34,202,433	1,384,681

A shareholder proposal regarding a request for the Board of Directors to adopt a policy for an independent chair was not approved. The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
164,157,288	506,412,123	5,303,948	90,540,397

A shareholder proposal regarding a request for a report on environmental, social and governance and diversity, equity and inclusion metrics in executive compensation plans was not approved. The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
8,845,924	661,403,483	5,623,952	90,540,397

A shareholder proposal regarding a request for a report on additional shareholder engagement channels was not approved. The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
12,410,657	658,489,560	4,973,142	90,540,397

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

By:	/s/ Carlos M. Brown
Carlos M. Brown
Executive Vice President, Chief Administrative and Projects Officer and Corporate Secretary President – Dominion Energy Services

Date: May 7, 2026